Exhibit 99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act

and Section 906 of the Sarbanes-Oxley Act

I, Erik R. Preus, President and Chief Executive Officer of Tamarack Funds Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	5/27/2008	/s/ Erik R. Preus
Erik R. Preus, President and Chief Executive Officer (principal executive officer)

I, James Gallo, Treasurer of Tamarack Funds Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	5/27/2008	/s/ James Gallo
James Gallo, Treasurer (principal financial officer)